John Hancock Funds III

John Hancock International Core Fund

Supplement dated June 24, 2016 to the current Summary Prospectus, as may be supplemented to date

On June 23, 2016, the Board of Trustees (the “Board”) of John Hancock Funds III, of which John Hancock International Core Fund (“International Core”) is a series, voted to recommend that the shareholders of International Core approve a reorganization, that is expected to be tax-free, of International Core into John Hancock Disciplined Value International Fund (“Disciplined Value International” and, together with International Core Fund, the “Funds”), a series of John Hancock Investment Trust, as described below (the “Reorganization”). Shareholders of record as of July 29, 2016, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about October 19, 2016, International Core would transfer all of its assets to Disciplined Value International in exchange for corresponding shares of Disciplined Value International. Disciplined Value International would also assume substantially all of International Core’s liabilities. The corresponding shares of Disciplined Value International would then be distributed to International Core’s shareholders, and International Core would be terminated. If approved by International Core’s shareholders, the Reorganization is expected to occur as of the close of business on or about November 4, 2016 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to International Core’s shareholders on or about August 29, 2016.

International Core will remain open to purchases and redemptions from existing shareholders until the Closing Date. International Core will not accept orders from new investors to purchase shares of International Core, effective as of the close of business on July 28, 2016. However, discretionary fee-based advisory programs which include International Core as an investment option as of the close of business on July 28, 2016, may continue to make International Core shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of International Core.

To satisfy an Internal Revenue Service requirement, International Core hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to International Core’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding International Core or Disciplined Value International, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the summary prospectus and retain it for your future reference.